UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 24, 2003
(Date of earliest event reported)

MICRO LINEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24758	94-2910085
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2050 Concourse Drive, San Jose, California 95131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 433-5200

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

99.1	Press Release dated April 24, 2003.

Item 9. Regulation FD Disclosure.

     In accordance with SEC Release Nos. 33-8216 and 34-47583, the following information, intended to be furnished under Item 12 – Results of Operations and Financial Condition, is instead furnished under Item 9 – Regulation FD Disclosure.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On April 24, 2003, Micro Linear Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 24, 2003.

MICRO LINEAR CORPORATION

By:	/s/ Michael Schradle

Michael Schradle Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 24, 2003.